Day Hagan Tactical Allocation Fund of ETFs

Class A: DHAAX   Class C: DHACX

SUMMARY PROSPECTUS

NOVEMBER 1, 2013

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at www.dhfunds.com/mutual-fund-prospectus. You can also get this information at no cost by calling 877-329-4246 (877-DAY-HAGN), emailing linda.brown@dayhagan.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated November 1, 2013, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

FUND SUMMARY - DAY HAGAN TACTICAL ALLOCATION FUND OF ETFS

Investment Objective: The Fund’s primary objective is to achieve long-term capital appreciation with current income as a secondary objective.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 11 and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 38 and Waiver of Up-Front Sales Charge on Class A Shares on page 39.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of net assets)	1.00%	None
Wire Transfer Fee	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses	0.72%	0.72%
Acquired Fund Fees and Expenses[1]	0.22%	0.22%
Total Annual Fund Operating Expenses	2.19%	2.94%
Fee Waivers and Expense Reimbursement[2]	(0.37)%	(0.37)%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement	1.82%	2.57%

1 The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

2 The Advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit operating expenses (excluding certain fees and expenses) at 1.35% through October 31, 2014.  This agreement may only be terminated by the Fund's Board of Trustees on 60 days’ written notice to the Advisor, by the Advisor with the consent of the Board and upon the termination of the Management Agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund  in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the expense limits.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (except for fee waivers and/or expense reimbursements reflected in the first year).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C
1	$749	$260
3	$1,187	$875
5	$1,650	$1,515
10	$2,926	$3,235

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2013 was 533% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objectives by investing in a portfolio of exchange traded funds (“ETFs”) selected using the Advisor’s proprietary quantitative asset allocation models.  The Fund invests, under normal circumstances, at least 80% of its net assets measured at the time of purchase plus the amount of any borrowings for investment purposes, in ETFs.

The Advisor typically selects ETFs for the Fund that invest across a broad range of global asset classes including, but not limited to, U.S., emerging market and other international stocks, U.S. and international bonds, U.S. and international real estate, commodities and currencies.  Equity securities held by ETFs in which the Fund invests may include any market capitalization, style, class or sector. In considering ETFs that invest in fixed income securities, the Advisor may utilize fixed income ETFs that represent broad-based fixed income indices, as well as more specific and narrow sectors, maturities and credit ratings.

The Advisor’s quantitative models incorporate time-tested indicators that mathematically evaluate economic fundamentals, price-trends and valuation to determine what the Advisor believes are the most attractive asset classes. The proprietary models quantitatively interpret the ever-changing market conditions and adjusts the portfolio by overweighting asset classes the Advisor believes have the greatest probability of success and underweighting areas of weakness.  The models may require frequent buying and selling of the Fund’s investments.

Principal Risks of Investing in the Fund

As with any mutual fund, there is no guarantee that a Fund will achieve its goal. The Fund’s returns will vary and you could lose money on your investment in the Fund.

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Management Risk.  The Advisor’s asset allocation models, which attempt to evaluate the attractiveness, value and potential appreciation of various asset classes and particular ETFs, or other securities in which the Fund invests, may prove to be incorrect and there is no guarantee that the model will produce the desired results.

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Fixed Income Risk. Typically, a rise in interest rates causes a decline in the value of bond ETFs owned by the Fund. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). In addition, ETFs may invest in what are sometimes referred to as “junk bonds.” Such securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality debt securities.

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Foreign Exposure Risk.   Special risks associated with investments in foreign markets may include less liquidity, greater volatility, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

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Emerging Markets. Investing in emerging markets involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries.  The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

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Currency Risk.  The Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Additionally, certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

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Stock Market Risk.  Overall stock market risks may affect the value of the Fund.  Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

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Small and Mid Capitalization Stock Risk.    The earnings and prospects of small and mid capitalization companies are more volatile than larger companies.  Smaller-sized companies may experience higher failure rates than larger companies, normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures, and may have limited markets, product lines or financial resources and may lack management experience.

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Commodity Risk. Commodity-related risks include production risks caused by unfavorable weather, animal and plant disease, geologic and environmental factors.  Commodity-related risks also include unfavorable changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

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Real Estate Risk.  The Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market.  These may include decreases in real estate values, overbuilding, increases in operating costs, interest rates and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects.

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Acquired Fund Risk. Because the Fund invests in other investment companies such as ETFs, the value of your investment will fluctuate in response to the performance of the acquired funds. Investing in acquired funds involves certain additional expenses and certain tax results that would not arise if you invested directly in the acquired funds.

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Acquired Fund Limitations and Expenses Risks.  The Fund will invest in other investment companies, primarily ETFs.  The cost of investing in the Fund will generally be higher than the cost of investing directly in other investment company shares.  Investors in the Fund will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses.  The Fund also will likely incur brokerage costs when it purchases and sells ETFs.  Furthermore, investments in other investment companies could affect the timing, amount and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by investors in the Fund.

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Tracking Risks.  Investment in the Fund should be made with the understanding that the ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices or sector they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices.

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Sector Risk.  The Fund may be subject to the risk that its assets are invested in a particular sector or group of sectors in the economy and as a result, the value of the Fund may be adversely impacted by events or developments in a sector or group of sectors.  These events or developments might include additional government regulation, resource shortages or surpluses, changes in consumer demands or improvements in technology that make products or services of a particular sector less desirable.

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Turnover Risk.  The models used by the Advisor may require a higher portfolio turnover, which may result in higher transactional and brokerage costs.

Performance: The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund by showing the total return of its Class A shares for each full calendar year, and by showing how its average annual returns compare over time with those of a broad measure of market performance. Although Class C shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class C shares would be different from Class A shares because Class C shares have different expenses than Class A shares. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by calling 877-329-4246 (877-DAY-HAGN).

Annual Total Returns

Figures do not reflect sales charges.  If they did, returns would be lower.

During the period shown in the bar chart, the highest return for a quarter was 8.17% (quarter ended March 31, 2012), and the lowest return for a quarter was (11.58%) (quarter ended September  30, 2011). The Fund’s Class A year-to-date return for the period ended September 30, 2013 was 9.50%.

Average Annual Total Returns

(for the periods ended

December 31, 2012)

Class A	1 Year	Since inception (10/30/2009)
Return Before Taxes	2.06%	2.73%
Return After Taxes on Distributions	2.03%	1.52%
Return After Taxes on Distributions and Sale of Fund Shares	1.37%	1.62%
MSCI World Index (reflects no deduction for fees, expenses or taxes)*	13.18%	6.20%
Russell 3000 Total Return Index (reflects no deduction for fees, expenses or taxes)*	16.42%	13.52%
Blended Index* (reflects no deduction for fees, expenses or taxes)+	9.09%	6.11%

Class C	1 Year	Since inception (10/30/2009)
Return Before Taxes	6.42%	3.87%

* The Fund has changed the index used to compare the Fund’s performance from the Russell 3000 Total Return Index to the MSCI World Index. The Fund believes that the MSCI World Index is the appropriate index to compare its performance because of the Fund’s global securities exposure.

+Represents a 55%/40%/5% blend of the MSCI World Index, the iShares Barclays Aggregate Bond Index and Cash, respectively.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown.  After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for Class C shares will vary.

Advisor: Donald L. Hagan, LLC, also known as Day Hagan Asset Management, is the Fund’s investment advisor (the “Advisor”).

Portfolio Managers: Donald Hagan, Managing Member of the Advisor, and Arthur Day, Managing Member of the Advisor, serve as the Fund's Portfolio Managers. They have served the Fund in this capacity since the Fund commenced operations in 2009.

Purchase and Sale of Fund Shares:  The minimum initial investment in each share class of the Fund is $1,000 for regular and IRA accounts, and $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $50.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Redemption requests may be made in writing, by telephone or through a financial intermediary and will be paid by check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-free plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.